UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2025

Camping World Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37908	81-1737145
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Marriott Dr. Lincolnshire, IL 60069 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (847) 808-3000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	CWH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 15, 2025, Camping World Holdings, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment and restatement of the Company’s 2016 Incentive Award Plan (the “2016 Plan” and, as amended and restated, the “A&R 2016 Plan”). The A&R 2016 Plan was adopted by the Board of Directors (the “Board”) on March 24, 2025, and became effective upon stockholder approval at the Annual Meeting.

The A&R 2016 Plan (i) extends the term of the 2016 Plan indefinitely beyond the September 2026 expiration of the 2016 Plan; provided that no incentive stock options (“ISOs”) may be granted after March 24, 2035, the tenth anniversary of the date the A&R 2016 Plan was approved by the Board and (ii) generally streamlines certain performance-based compensation provisions in the 2016 Plan in a manner that is intended to appropriately address changes made to Section 162(m) of the Internal Revenue Code of 1986, as amended, under the Tax Cut and Jobs Act of 2017, though the A&R 2016 Plan retains individual award limits specifying the maximum number of awards that could be paid to an individual participant in a calendar year.

The terms and conditions of the A&R 2016 Plan are described in the section entitled “Proposal Five – Approval of the Amendment and Restatement of the Company’s 2016 Incentive Award Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 4, 2025 (the “Definitive Proxy Statement”), which description is incorporated herein by reference. The foregoing description of the A&R 2016 Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the A&R 2016 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s stockholders approved an amendment (the “Charter Amendment”) to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”). The Charter Amendment amends Article XI of the Company’s Charter to provide for the exculpation of officers of the Company to the extent permitted by the General Corporation Law of the State of Delaware. Further description of the Charter Amendment is included in the section titled “Proposal Four – Amendment to the Amended and Restated Certificate of Incorporation to Provide for Officer Exculpation” in the Definitive Proxy Statement, which description is incorporated herein by reference.

On May 16, 2025, the Company filed a Certificate of Amendment containing the Charter Amendment (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware, which became effective upon filing.

The foregoing description of the Certificate of Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

As noted above, the Annual Meeting was held on May 15, 2025. Total votes eligible to be cast at the meeting as of the March 21, 2025 record date were 144,689,506, of which 133,750,747 votes were cast in person or by proxy at the meeting, consisting of approximately 92.4% of the total votes eligible to be cast. The following are the voting results on proposals considered and voted upon at the meeting, all of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 4, 2025 (the “Proxy Statement”).

Proposal 1 — Election of three Class III directors to serve until the annual meeting of stockholders in 2028 and until their respective successors shall have been duly elected and qualified.

NOMINEE	Votes FOR	Votes WITHHELD	Broker Non-Votes
Brian P. Cassidy	113,475,256	13,133,490	7,142,001
Marcus A. Lemonis	114,702,973	11,905,773	7,142,001
Michael W. Malone	112,485,920	14,122,826	7,142,001

Proposal 2 — Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
132,696,004	123,336	931,407	0

Proposal 3 — Approval, on an advisory basis, of the compensation of the Company’s named executive officers.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
125,103,137	547,269	958,340	7,142,001

Proposal 4 — Approval of an amendment to our Amended and Restated Certificate of Incorporation to provide for exculpation of officers from breaches of fiduciary duty to the extent permitted by the General Corporation Law of the State of Delaware.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
101,871,475	23,800,482	936,789	7,142,001

Proposal 5 — Approval of the amendment and restatement of the Company’s 2016 Incentive Award Plan.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
124,973,656	636,758	998,332	7,142,001

Based on the foregoing votes, Brian P. Cassidy, Marcus A. Lemonis, and Michael W. Malone were elected as Class III directors and Proposals 2, 3, 4 and 5 were approved. These results were consistent with the Board’s recommendations in the Proxy Statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

Exhibit 3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Camping World Holdings, Inc., dated May 16, 2025

Exhibit 10.1	Amended and Restated Camping World Holdings, Inc. 2016 Incentive Award Plan

Exhibit 104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPING WORLD HOLDINGS, INC.

By:	/s/ Thomas E. Kirn
Name:	Thomas E. Kirn
Title:	Chief Financial Officer

Date: May 19, 2025